EXHIBIT 4.2

______________ NUMBER                                                     SHARES
                                                               CUSIP 231157 10 8

                                     [LOGO]

                     CUNNINGHAM GRAPHICS INTERNATIONAL, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

This certifies that

is the owner of






FULL PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

                    CUNNINGHAM GRAPHICS INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



            [CUNNINGHAM GRAPHICS INTERNATIONAL, INC. CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY                   AUTHORIZED OFFICER

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM - as tenants in common              UNIF GIFT MIN ACT - _________ Custodian_________________
         TEN ENT - as tenants by the entireties                            (Cust)               (Minor)
         JT  TEN - as joint tenants with right of                        under Uniform Gifts to Minors
                      survivorship and not as tenants                    Act____________________________
                      in common                                                        (State)


     Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________________ hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
     _______________________________________


     _______________________________________






________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________

                                     ___________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature Guaranteed:


________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.